SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.                     )

Filed by the registrant ☑
Filed by a party other than the registrant □
Check the appropriate box:

☑	Preliminary proxy statement

□	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

□	Definitive proxy statement.

□	Definitive additional materials.

□	Soliciting material under Rule 14a-12.

Managed Portfolio Series
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (check the appropriate box):

	☑	No fee required.

	□	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

□	Fee paid previously with materials.

□
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

ATAC Rotation Fund

A Series of Managed Portfolio Series
615 East Michigan Avenue
Milwaukee, WI 53202
March [4], 2020

Dear Shareholder,

Please take a moment to read this letter and the enclosed proxy statement about an important matter pertaining to your investment.  We need your help with the upcoming special meeting of shareholders of the ATAC Rotation Fund (the “Fund”), a series of Managed Portfolio Series (the “Trust”), to vote on an important proposal affecting the Fund.  The meeting will be held on April [7], 2020, at 777 E. Wisconsin Avenue, 5th Floor, Wisconsin 53202 at 1:00 p.m. Central Time.  For the reasons described below, we are asking shareholders of the Fund to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Toroso Investments, LLC (“Toroso”).

The question and answer section that follows discusses the proposal.  The proxy statement itself provides greater detail about the proposal.  The Board of Trustees recommends that you read the enclosed materials carefully and vote in favor of the proposal.

You may choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting) or to vote in person at the meeting:

•	Mail: Complete and return the enclosed proxy card.
•	Internet: Access the website shown on your proxy card and follow the online instructions.
•	Telephone (automated service): Call the toll-free number shown on your proxy card and follow the recorded instructions.
•	In person: Attend the special shareholder meeting on April [7], 2020.

Thank you for your response and for your continued investment in the Fund.

Sincerely,

/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer
President of Managed Portfolio Series

i

Questions and Answers

While we encourage you to read the full text of the enclosed proxy statement, for your convenience, we have provided a brief overview of the proposal that requires a shareholder vote.

Q.	Why am I receiving this proxy statement?

A.
You are receiving these proxy materials — that include the proxy statement and your proxy card — because you have the right to vote on an important proposal concerning the ATAC Rotation Fund (the “Fund”), a series of Managed Portfolio Series (the “Trust”). Shareholders of the Fund are being asked to approve a new Investment Advisory Agreement between Toroso Investments, LLC (“Toroso”) and the Trust, on behalf of the Fund (the “Proposal”) (the “New Advisory Agreement”). No increase in shareholder fees or expenses is being proposed.

Q.	Why am I being asked to approve the New Advisory Agreement?

A.
At a meeting of the Trust’s Board of Trustees (the “Board”) held on February 18, 2020, the Board approved the New Advisory Agreement. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the approval of a Fund’s new investment advisory agreement also requires the affirmative vote of a “majority of the outstanding voting securities” of such Fund. Accordingly, you are being asked to approve the New Advisory Agreement.

If the Fund’s shareholders approve the New Advisory Agreement, Toroso will assume the responsibilities of being the Fund’s investment adviser and will replace Pension Partners, LLC (“Pension Partners”) as investment adviser to the Fund. Before the New Advisory Agreement can take effect, the Fund’s shareholders must vote to approve the New Advisory Agreement.

Q.	What are the reasons for the proposed change in investment adviser to the Fund?

A.
The members of Pension Partners have determined to transition portions of Pension Partners’ advisory business.  As part of the transition, if shareholders approve the New Advisory Agreement with Toroso, Pension Partners will cease providing investment advisory services to the Fund.  Currently, Edward Dempsey and Michael Gayed serve as the Fund’s portfolio managers.  However, as part of the transition, Michael Gayed has become an employee of Toroso.  Pension Partners has agreed to assist Toroso in its efforts to become the Fund’s new investment adviser, and, in connection therewith, Toroso has agreed to compensate Pension Partners and Mr. Gayed if the New Advisory Agreement is approved (the “Transaction”).  If the New Advisory Agreement is approved, Mr. Dempsey will cease serving as the Fund’s portfolio manager, but Mr. Gayed will continue serving as the Fund’s portfolio manager as a Toroso employee.

Q.	What will happen to the Fund if the Proposal is approved by shareholders?

A.
If the Proposal is approved by the Fund’s shareholders, the Fund will enter into the New Advisory Agreement with Toroso and Toroso will become the Fund’s investment adviser. In that case, the current investment advisory agreement between the Trust, on behalf of the Fund and Pension Partners (the “Current Advisory Agreement”) will terminate, and Pension Partners will cease to be the Fund’s investment adviser.

Q.	How would this affect my account with the Fund?

A.
The Transaction and the implementation of the New Advisory Agreement will not affect your account.  You will still own the same number of shares in the Fund and the value of your investment will not change as a result of the New Advisory Agreement.  There are no material differences between the New Advisory Agreement and the Current Advisory Agreement, except for the effective dates, as is discussed in more detail in the enclosed proxy statement.

Q.	How will my approval of the New Advisory Agreement affect the management and operation of the Fund?

A.
The Fund’s investment strategies will not change as a result of the New Advisory Agreement.  There will be no change to the Fund’s investment objectives, principal investment strategies or principal risks. Michael A. Gayed, a portfolio manager of the Fund since 2010, has become an employee of Toroso and will continue to operate as portfolio manager of the Fund. However, Edward Dempsey, also a portfolio manager of the Fund since 2010, will no longer serve as a portfolio manager to the Fund. Under the New Advisory Agreement, Toroso will provide investment management services to the Fund on substantially identical terms as such services are currently provided by Pension Partners.

Q.	How will the Transaction affect the fees and expenses I pay as a shareholder of the Fund?

A.
The fees and expenses that you pay as a shareholder of the Fund will not increase as a result of the Transaction.  The approval of the New Advisory Agreement will not result in an increase of the Fund’s investment advisory fee and the Fund will not bear any portion of the costs associated with the Transaction. In addition, Toroso has agreed to an operating expenses limitation agreement with the Trust, on behalf of the Fund, that will cap Fund expenses at the same level as the current operating expenses limitation agreement between Pension Partners and the Trust, on behalf of the Fund.

Q.	Are there any material differences between the Current Advisory Agreement with Pension Partners and the New Advisory Agreement?

A.	No. There are no material differences between the terms of the Current Advisory Agreement with Pension Partners and the New Advisory Agreement with Toroso.

Q.	How does the Trust’s Board of Trustees recommend that I vote?

A.	After careful consideration, the Board unanimously recommends that shareholders vote FOR the Proposal.

Q.	Who is eligible to vote?

A.	Any person who owned shares of the Fund on the “record date,” which is February [20], 2020 (even if that person has since sold those shares), is eligible to vote on the Proposal.

Q.	Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

A.
The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be paid by Pension Partners and Toroso. Shareholders will in no way bear those costs.

Q.	What vote is required to approve the Proposal?

A.
Approval of the Proposal requires the vote of the majority of the outstanding voting securities of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the special meeting of shareholders, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

A majority of the votes cast, either in person or by proxy, at the special meeting is required to approve any adjournment(s) of the special meeting, even if the number of votes cast is fewer than the number required for a quorum.

Q.	How can I cast my vote?

A.	You may vote in any of four ways:

•	By telephone, with a toll-free call to the phone number indicated on the proxy card.
•	By internet, by accessing the website shown on your proxy card and following the online instructions.
•	By mailing in your proxy card.
•	In person at the meeting in Milwaukee, Wisconsin on April [7], 2020.

We encourage you to vote via telephone using the control number on your proxy card and following the simple instructions because this method results in the most efficient means of transmitting your vote and reduces the need for the Fund to conduct telephone solicitations and/or follow up mailings.  If you would like to change your previous vote, you may vote again using any of the methods described above.

IMPORTANT INFORMATION FOR SHAREHOLDERS

ATAC Rotation Fund

A series of Managed Portfolio Series

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held April [7], 2020

Notice is hereby given that Managed Portfolio Series (the “Trust”) will hold a special meeting of shareholders (the “Special Meeting”) of the ATAC Rotation Fund (the “Fund”) on April [7], 2020, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, 777 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202 at 1:00 p.m. Central Time.

The purpose of the Special Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

Proposal	Description
1	To approve a new investment advisory agreement between Toroso Investments, LLC (“Toroso”) and the Trust, on behalf of the Fund.

The Board of Trustees of the Trust unanimously recommends that you vote in favor of the Proposal.

Shareholders of record of the Fund at the close of business on the record date, February 20, 2020, are entitled to notice of and to vote at the meeting and any adjournment(s) or postponements thereof.  The Notice of Special Meeting of Shareholders, proxy statement and proxy card are being mailed on or about March 4, 2020, to such shareholders of record.

By Order of the Board of Trustees,

/s/ Thomas A. Bausch

Thomas A. Bausch
Secretary of Managed Portfolio Series
Milwaukee, Wisconsin
March 3, 2020

IMPORTANT – WE NEED YOUR PROXY VOTE IMMEDIATELY

Shareholders are invited to attend the Special Meeting in person.  Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

ATAC Rotation Fund

A Series of Managed Portfolio Series

PROXY STATEMENT

c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

SPECIAL MEETING OF SHAREHOLDERS
April [7], 2020

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees (the “Board”) of Managed Portfolio Series (the “Trust”) in connection with the solicitation of proxies to be used at the special meeting of shareholders of the ATAC Rotation Fund (the “Fund”) to be held on April 7, 2020 (the “Special Meeting”).  The purpose of the Special Meeting is to seek shareholder approval of (i) a new investment advisory agreement between the Trust, on behalf of the Fund, and Toroso Investments, LLC (“Toroso”); and (ii) to transact such other business as may be properly brought before the Special Meeting.

Shareholders of record at the close of business on the record date, established as February 20, 2020 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.  We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about March 4, 2020.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on April [20], 2020:
The Notice of Meeting, Proxy Statement and Proxy Card
are available at [...]

Please read the proxy statement before voting on the proposal.  If you need additional copies of this proxy statement or proxy card, please contact AST Fund Solutions, LLC (“AST”) at 800-949-2583.  Representatives are available to answer your call Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time.  Additional copies of this proxy statement will be delivered to you promptly upon request.

For a free copy of the Fund’s annual report for the fiscal year ended August 31, 2019, or the most recent semi-annual report, please contact the Trust at 1-855-682-6233 or write to the Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

DESCRIPTION OF PROPOSAL 1
APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Background

The solicitation of shareholder votes on the Proposal is necessitated because of a proposed  change in investment adviser for the Fund. Pension Partners, LLC (“Pension Partners”) has determined to exit the mutual fund advisory mutual fund business, including as adviser to the Fund, and determined to transition that business to Toroso (the “Transaction”).  As part of this transition, if shareholders approve the New Advisory Agreement with Toroso, Pension Partners will cease providing investment advisory services to the Fund. Pension Partners has agreed to assist Toroso in its efforts to become the Fund’s new investment adviser, and, in connection therewith, Toroso has agreed to compensate Pension Partners and Mr. Gayed if the New Advisory Agreement is approved.

Michael Gayed, who currently serves as a portfolio manager to the Fund, on behalf of Pension Partners, has become an employee of Toroso. If shareholders approve the New Advisory Agreement, Mr. Gayedwill continue serving as a portfolio manager to the Fund, but on behalf of Toroso. Under the Investment Company Act of 1940, as amended (the “1940 Act”), in order for Toroso serve as investment adviser to the Fund, the New Advisory Agreement must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Fund.

Currently, Pension Partners provides investment advisory services to the Fund and has done so since the Fund’s inception pursuant to an investment advisory agreement with the Trust (the “Current Advisory Agreement”). Michael Gayed and Edward Dempsey serve as portfolio managers and each has been a portfolio manager to the Fund since the Fund’s inception. Should shareholders approve the New Advisory Agreement, only Mr. Gayed would continue serving as a portfolio manager to the Fund as an employee of Toroso.

At an in-person meeting of the Board on February 18, 2020, the Board, including a majority of the Trustees who are not interested persons of the Trust (as defined by the 1940 Act) (the “Independent Trustees”), determined that the approval of Toroso to serve as the Fund’s investment adviser was in the best interests of the Fund and its respective shareholders, and approved the New Advisory Agreement.

The Proposal will not impact other services provided to the Fund. The Fund will continue to employ the same independent registered public accounting firm, administrator, transfer agent, custodian and distributor (“Third Party Service Providers”) as currently utilized by the Fund.

If the Proposal is approved by shareholders of the Fund, Toroso will serve as the investment adviser to the Fund for an initial two-year period from the effective date of the New Advisory Agreement.  Approval of the Proposal is not expected to have any material impact on the day-to-day portfolio management of the Fund.

Information About the Fund

The Fund is a series of the Trust.  The Trust is an open-end management investment company organized as a Delaware statutory trust.  Quasar Distributors, LLC (“Quasar”) is the distributor of the Fund’s shares.  Quasar is located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.  The Fund’s administrator is U.S. Bank Global Fund Services, located at 615 East Michigan Avenue, Milwaukee, Wisconsin, 53202.

Information About Toroso

Toroso is an investment adviser registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended.  As of December 31, 2019, Toroso managed approximately $851.7 million of client assets. Toroso is located at 898 N. Broadway, Suite 2, Massapequa, New York 11758.  Toroso provides investment management and advisory services to investment companies, individuals, high net worth individuals and pension and profit-sharing plans.

The following table sets forth the name, position and principal occupation of each current principal officer of Toroso, each of whom can be contacted through Toroso’s principal office location.

Name	Position/Principal Occupation
Guillermo Trias	Chief Executive Officer/Director
Michael J. Venuto	Chief Investment Officer/Director
Daniel H. Carlson	Chief Financial Officer/Chief Compliance Officer

Toroso does not serve as investment adviser to any other investment companies with similar investment objectives and strategies to those of the Fund.

Impact of the Proposal on the Fund’s Investment Advisory Agreement

Shareholders of the Fund are being asked to approve the New Advisory Agreement.  The agreement between Pension Partners and Toroso anticipated the termination of the Fund’s current investment advisory agreement with Pension Partners (the “Current Advisory Agreement”) upon the approval of the New Advisory Agreement, and the foregoing may be deemed to constitute an “assignment” (as defined in the 1940 Act) of the Current Advisory Agreement. As required by the 1940 Act, the Current Advisory Agreement provides for its automatic termination in the event of its assignment. For the avoidance of doubt, Pension Partners and the Trust have agreed that the Current Advisory Agreement will terminate upon the effectiveness of the New Advisory Agreement.

If the shareholders of a Fund do not approve the New Advisory Agreement, the Current Advisory Agreement will remain in full force and effect, and the Board will consider other alternatives to the New Advisory Agreement.  Further, the Board will take such other actions as it deems in the best interests of shareholders of the Fund.

Section 15(f) the 1940 Act

The Board has been advised that regardless of whether the approval of the New Advisory Agreement would be deemed to result in an assignment, Toroso has agreed to use reasonable efforts to comply with the unfair burden condition of the safe harbor provisions of Section 15(f) of the 1940 Act. That is, Toroso has agreed that, following shareholder approval of the New Advisory Agreement, it will use commercially reasonable efforts to meet the unfair burden requirement of Section 15(f).  Section 15(f) provides a non-exclusive safe harbor whereby an owner of an investment adviser to an investment company (such as the Fund) may receive payment or benefit in connection with the sale of an interest in the investment adviser which results in an assignment of an investment advisory contract if two conditions are satisfied.

The first condition of the section 15(f) safe harbor provisions specifies that no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings.  An “unfair burden” includes: any arrangement during the two-year period after the sale of the interest in the investment adviser where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services).  In addition, in connection with the Proposal, Toroso has contractually agreed to enter into a new expense limitation agreement with the Trust, on behalf of the Fund (the “New Expense Limitation Agreement”) which would require Toroso to waive its management fees and reimburse expenses of the Fund to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding any front-end or contingent deferred loads, taxes, leverage interest, interest expense, and dividends paid on short sales, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.74% of the average daily net assets of the Fund’s Investor Class shares and do not exceed 1.49% of the average daily net assets of the Fund’s Institutional Class shares, through at least May 1, 2022.

The terms of the New Expense Limitation Agreement are identical to the terms of the existing expense limitation agreement between Pension Partners and the Trust, on behalf of the Fund (the “Current Expense Limitation Agreement”), except that the date after which the New Expense Limitation Agreement may be terminated by Toroso has been extended to May 1, 2022. Subsequent to becoming the Fund’s investment adviser, Toroso will not be permitted to seek recoupment of any management fees waived or expenses reimbursed by Pension Partners under the Current Expense Limitation Agreement. Based on information provided to the Board, the Board anticipates that no “unfair burden” will be imposed upon the Fund for the relevant two-year period.

The second condition of the Section 15(f) safe harbor provisions specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of a fund’s board of trustees must not be interested persons of Toroso as defined in Section 2(a)(19) of the 1940 Act.  The Board understands that this second condition is outside of Toroso’s reasonable control. Currently, the Board meets this 75% requirement and the Board anticipates that it will continue to meet this requirement for the required three-year period.

Terms of the Current and New Advisory Agreements

A copy of the New Advisory Agreement is attached as Exhibit A.  The following description is only a summary; however, all material terms of the New Advisory Agreement have been included in this summary.  You should refer to Exhibit A for the New Advisory Agreement, and the description set forth in this proxy statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A.  There are no material differences between the terms of the New Advisory Agreement and the Current Advisory Agreement with respect to services provided by the named adviser and the Agreements are identical with respect to the advisory fees.

The Current Advisory Agreement with Pension Partners was most recently approved by the Board with respect to the Fund on February 18, 2020. The Current Advisory Agreement was approved by the initial shareholder of the Fund on April 9, 2014.  For the fiscal year ended August 31, 2019, Pension Partners received the following in advisory fees after application of the Current Expense Limitation Agreement:

Fund	Advisory Fees
ATAC Rotation Fund	$881,495

Advisory Services.  The New Advisory Agreement states that, subject to the supervision and direction of the Board, Toroso will provide for the overall management of the Fund including: (i) continuously investing the assets of the Fund in a manner consistent with the prospectus, other written guidelines or restrictions, as may be amended from time to time, agreed upon in writing by the Trust and Toroso; (ii) determining the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; (iii) voting all proxies for securities and exercising all other voting rights with respect to such securities in accordance with Toroso’s written proxy voting policies and procedures; (iv) maintaining the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) issuing settlement instructions to custodians designated by the Trust and (vi) furnishing to the Trust such information, evaluations, analyses and opinions formulated or obtained by Toroso in the discharge of its duties, as the Trust may, from time to time, reasonably request, including at least one in-person appearance annually before the Board. The advisory services in the New Advisory Agreement are substantially identical to the advisory services provided under the Current Advisory Agreement.

Management Fee.  Both the New Advisory Agreement and Current Advisory Agreement contain identical fee structures and breakpoints.  Both agreements provide that the Fund shall pay the adviser a monthly management fee that is calculated at the annual rate of 1.25% of the Fund’s average daily net assets for the first $500 million, 1.15% on the next $250 million, 1.05% on the next $250 million, and 0.95% over $1 billion.

Duration and Termination.  Both the New Advisory Agreement and the Current Advisory Agreement provide that they will become effective upon the latter of approval by a majority of the Trustees who are not interested persons of the Trust as defined in the 1940 Act (“Independent Trustees”) and, if required, by a vote of the majority of the outstanding voting securities of the Fund.  Both agreements provide that they shall remain in effect for the Fund for two years from the effective date and thereafter for successive periods of one year, subject to annual Board approval as required by the 1940 Act.  Both the New Advisory Agreement and the Current Advisory Agreement provide for the termination of the agreement with respect to the Fund at any time (i) by the vote of the majority of the Board or by the vote of a majority of the outstanding securities of the Fund on at least 60 days’ written notice to the adviser (under the Current Advisory Agreement, Pension Partners; under the New Advisory Agreement, Toroso); or (ii) by the adviser on not less than 60 days’ written notice to the Fund.

Payment of Expenses.  Under the New Advisory Agreement, Toroso is responsible for providing the personnel, office space and equipment reasonably necessary for the operation of the Fund, the expenses of printing and distributing copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials to prospective investors (to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the 1940 Act), the costs of any special Board meetings or shareholder meetings convened for the primary benefit of Toroso, and any costs of liquidating or reorganizing the Fund. Toroso also shall continue to be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement. Identical terms currently apply to Pension Partners under the Current Advisory Agreement.

The Fund is responsible for all of its own expenses, except for those specifically assigned to Toroso under the New Advisory Agreement and the Current Advisory Agreement. The Fund will be responsible for the same expenses under the New Advisory Agreement as it is under the Current Advisory Agreement which include but are not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all fees and expenses related to Fund custody, shareholder services and Fund accounting; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books; insurance premiums on property or personnel of the Fund which inure to its benefit; the cost of preparing and printing regulatory documents and other communications for distribution to existing shareholders; legal, auditing and accounting fees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale; all expenses of maintaining and servicing shareholder accounts, and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.

Brokerage. The New Advisory Agreement provides that Toroso shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of brokerage commission rates, provided that Toroso shall not direct orders to an affiliated person of Toroso without general prior authorization to use such affiliated broker or dealer from the Board.  Toroso’s primary consideration in effecting a securities transaction will be to seek best execution.  In selecting a broker-dealer to execute each particular transaction, Toroso may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of a Fund on a continuing basis.  The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Identical terms currently apply to Pension Partners under the Current Advisory Agreement.

Limitation on Liability and Indemnification.  The New Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the duties imposed on Toroso by the agreement, Toroso will not be subject to liability to the Trust or the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses sustained in the purchase, holding or sale of any security of the Fund. Identical terms concerning limits on liability and indemnification apply to Pension Partners under the Current Advisory Agreement.

Board Approval and Recommendation
The Board approved the New Advisory Agreement at a meeting held on February 18, 2020 (the “February Meeting”).  Prior to the meeting, the Board received and considered information from Pension Partners, Toroso, and the Trust’s administrator designed to provide the Board with the information necessary to evaluate the approval of the New Advisory Agreement (“Support Materials”).  In addition, at the February Meeting, representatives of Toroso met with the Board telephonically to discuss the Transaction. Before voting to approve the New Advisory Agreement, the Board reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Board’s consideration of the New Advisory Agreement.  In approving the New Advisory Agreement, the Board considered substantially the same factors as it considered in approving the continuation of the Current Advisory Agreement, which was also completed at the February Meeting, in addition to new information regarding the Transaction. This information formed the primary basis for the Board’s determinations.

In determining whether to approve the New Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to the Fund: (1) the nature, extent, and quality of the services to be provided by Toroso with respect to the Fund; (2) the Fund’s historical performance as managed by Pension Partners under the Current Advisory Agreement; (3) the costs of the services to be provided by Toroso and the profits to be realized by Toroso from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Toroso resulting from its relationship with the Fund.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, and did not identify any particular information that was all-important or controlling.

In approving the New Advisory Agreement, the Board considered the following factors and made the following conclusions with respect to the Fund:

Nature, Extent and Quality of Services Provided to the Fund.  The Trustees considered the scope of services that Toroso would provide under the New Advisory Agreement with respect to the Fund, noting that such services include, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining for the Fund the portfolio securities to be purchased, sold, or otherwise disposed of, and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Toroso effected on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees noted Toroso’s assets under management and its strong capitalization.  The Trustees considered the investment philosophy of the Fund’s portfolio manager and his experience serving as a portfolio manager to the Fund since its inception. The Board considered that Toroso did not expect the Transaction to materially impact the nature, extent or quality of the advisory services currently provided to the Fund, and noted the continuity of Mr. Gayed as portfolio manager. The Trustees concluded that they were satisfied with the nature, extent and quality of services that Toroso would provide to the Fund under the New Advisory Agreement.

Investment Performance of the Fund. In assessing the quality of the portfolio management to be delivered by Toroso, the Trustees reviewed the short-term and longer-term performance of the Fund, as managed by Pension Partners and Messrs. Gayed and Dempsey under the Current Advisory Agreement, on both an absolute basis and in comparison to an appropriate securities benchmark index, the Fund’s respective peer funds according to Morningstar classifications,.  While the Trustees considered both short-term and longer-term performance of the Fund, they placed greater emphasis on longer term performance.  When reviewing the Fund’s performance against its respective Morningstar peer group, the Trustees took into account that the investment objective and strategies of the Fund, as well as the Fund’s level of risk tolerance, may differ significantly from funds in its peer group.

The Trustees considered that the Fund outperformed its peer group median over the one-year, three-year, and five-year periods ended October 31, 2019, and outperformed its peer group average over the year-to-date and one-year periods. The Trustees also considered that the Fund had achieved positive absolute total returns over the across all time periods reviewed.

Advisory Fee.  The Board reviewed and considered the advisory fee payable by the Fund to Toroso under the New Advisory Agreement.  The Board compared the Fund’s contractual advisory fee and total expense ratio to industry data with respect to other mutual funds in the same Morningstar peer group.  The Board noted that the Fund’s contractual management fee is above the peer group median and the average but within the range of management fees charged by other funds in the peer group.  The Trustees also noted that the total expenses of 1.49% for the Fund’s Institutional Class are above the peer group median and average but also within the range of other funds in the peer group.

While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Toroso’s proposed advisory fee with respect to the Fund which will maintain the same level as Pension Partners’ fee is reasonable.

Costs and Profitability.  The Trustees considered the annual advisory fee that the Fund will pay to Toroso under the New Advisory Agreement, as well as pro forma profitability information for the first 12 months Toroso would serve as investment adviser to the Fund. The Trustees also considered the anticipated effect of the New Expense Limitation Agreement on Toroso’s compensation and that Toroso has contractually agreed to reduce its advisory fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus.  The Trustees also considered the management fees Toroso charges to other investment companies for which it serves as investment adviser. In that regard, the Trustees considered that the other investment companies to which Toroso serves as investment adviser are exchange-traded funds and that Toroso’s responsibilities with respect to managing the Fund would be greater The Trustees concluded that Toroso’s service relationship with the Fund is anticipated to yield a reasonable profit under the New Advisory Agreement.

Economies of Scale and Fee Levels Reflecting Those Economies. The Trustees then considered whether the Fund may benefit from any economies of scale. The Trustees noted that the proposed investment advisory fees for the Fund in the New Advisory Agreement contain breakpoints at $500 million, $750 million, and $1 billion in assets under management.  The Trustees considered that the breakpoint structure of the Fund’s investment advisory fee had the potential to share such economies with Fund shareholders as the Fund grows.

Other Benefits to Toroso.  The Trustees considered the direct and indirect benefits that could be realized by Toroso from Toroso’s relationship with the Fund (other than the receipt of advisory fees). The Trustees considered that Toroso would not utilize soft dollar arrangements with respect to portfolio transactions and would not use affiliated brokers to execute the Fund’s portfolio transactions.  The Trustees considered that Toroso may receive some form of reputational benefit from services rendered to the Fund, but that such benefit is immaterial and cannot otherwise be quantified. The Trustees concluded that Toroso would not receive additional material benefits from its relationships with the Fund.

Based on all of the information presented to and considered by the Board and the conclusions that it reached, the Board approved the New Advisory Agreement for the Fund on the basis that its terms and conditions are fair and reasonable and in the best interests of the Fund and its shareholders.

For the reasons set forth above, the Board unanimously recommends that shareholders of the Fund vote in favor of the New Advisory Agreement with Toroso.

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

Only shareholders of record at the close of business on February 20, 2020, the record date (the “Record Date”), will be entitled to notice of, and to vote at, the Special Meeting.  On the Record Date, the Funds had shares outstanding as disclosed below:

Fund	Investor Class Shares	Institutional Class Shares	Total Shares
ATAC Rotation Fund	[…]	[…]	[…]

Security Ownership of Management, Trustees and Principal Shareholders

As of the Record Date, to the best of the knowledge of the Trust, no Trustee or officer of the Trust beneficially owned 1% or more of the outstanding shares of the Fund, and the Trustees and the officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.  The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Fund.  As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in Toroso, U.S. Bancorp, the parent company of the distributor, or any of their respective affiliates.  As of the record date, the following persons are known by the Trust to own beneficially or of record 5% or more of the outstanding shares of the Fund:

Name and Address	Number of Shares	Percentage of Class	Share Class	Type of Ownership

VOTING INFORMATION

Who is Eligible To Vote

Shareholders of record of the Fund as of the close of business on the Record Date, are entitled to vote on the proposal or proposals that relate to the Fund at the Special Meeting and any adjournments thereof.  Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.

Quorum

In order for a vote on the Proposal to occur at the Special Meeting, there must exist a quorum of shareholders of the Fund.  With respect to the Fund, the presence at the Special Meeting, in person or by proxy, of shareholders representing one-third of the Fund’s shares outstanding and entitled to vote as of the Record Date constitutes a quorum for the Special Meeting.  For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be counted as present.  Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner.

In the event the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting with respect to the Proposal in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Special Meeting will require the affirmative vote of the holders of a simple majority of the Fund’s shares cast at the Special Meeting, and any adjournment with respect to the Proposal will require the affirmative vote of the holders of a simple majority of the Fund’s shares entitled to vote on the Proposal cast at the Special Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

Vote Required to Pass the Proposal

As provided under the 1940 Act, approval of the Proposal will require the vote of a majority of the outstanding voting securities of the Fund.  In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the meeting.  Abstentions and broker “non-votes” will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

Proxies and Voting at the Special Meeting

Shareholders may use the proxy card provided if they are unable to attend the meeting in person or wish to have their shares voted by a proxy even if they do attend the meeting.  Any shareholder of the Fund giving a proxy has the power to revoke it prior to its exercise by mail (addressed to the Secretary at the principal executive office of the Trust shown at the beginning of this proxy statement), or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund.  In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw a previously submitted proxy and vote in person.  To obtain directions on how to attend the Special Meeting and vote in person, please call 1-855-682-6233.

All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, FOR the Proposal referred to in the proxy statement and in the discretion of the persons named as proxies on such procedural matters that may properly come before the Special Meeting.  If any other business comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares.  Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions.  The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Method of Solicitation and Expenses

The Fund has engaged AST to assist in the solicitation of proxies. The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, e-mail or other electronic means, facsimile or personal interview.  If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.

The cost of preparing, printing and mailing the enclosed proxy card and this proxy statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph is estimated to be $[…]. The cost of solicitation will be will be borne initially by Pension Partners. However, Toroso has agreed to reimburse Pension Partners for such costs in an amount up to $50,000.  In addition to the solicitation by mail, officers and employees of Pension Partners and Toroso and /or their affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or other electronic means, letter or facsimile.  AST has also been retained as proxy tabulator.

The Fund will not bear any expenses in connection with the Transaction, including any costs of soliciting shareholder approval.

Shareholder Proposals for Subsequent Meetings

The Fund does not hold annual shareholder meetings except to the extent that such meetings may be required under the 1940 Act or state law.  Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Trust’s Secretary at its principal office within a reasonable time before such meeting.  The timely submission of a proposal does not guarantee its inclusion.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call 1-833-782-7196.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-855-682-6233 or write to USBGFS at 777 E. Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202.

Other Matters to Come Before the Meeting

No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

Dated: March 3, 2020
Please complete, sign and return the enclosed proxy card in the enclosed envelope.  You may proxy vote by telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if mailed in the United States.

EXHIBIT A

FORM OF NEW ADVISORY AGREEMENT

This AGREEMENT is made as of the […] day of May, 2020, by and between Managed Portfolio Series, a Delaware statutory trust (the “Trust”) and Toroso Investments, LLC, a Delaware Limited Liability Corporation (the “Adviser”).

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing investment management services; and

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and consists of several separate series of shares, each having separate assets and liabilities, its own investment objectives and policies, and which is authorized to create additional series in the future; and

WHEREAS, the Trust desires to retain the Adviser to provide investment advisory services to those Trust series listed in Schedule A (each a “Fund”) on or after the date of this Agreement and the Adviser is willing to render such services, subject to supervision and direction of the Trust’s Board of Trustees (the “Board”) and the terms and conditions set forth in this Agreement;

NOW, THEREFORE, the parties hereby agree as follows:

1.	APPOINTMENT OF ADVISER

The Trust hereby appoints, and the Adviser hereby accepts the appointment, to act as investment adviser to each Fund, subject to the supervision and direction of the Board, on the terms herein set forth and for the compensation herein provided.  In connection with this appointment:

(a) Delivery of Trust Documentation.  The Trust shall deliver to the Adviser copies of: (i) the Trust’s Agreement and Declaration of Trust and Bylaws, as may be amended from time to time (collectively, “Organic Documents”); (ii) each Fund’s prospectus and statement of additional information as may be amended from time to time (collectively, as currently in effect (“Prospectuses”)); and (iii) all Trust policies and procedures relevant to a Fund as may be amended from time to time (collectively, “Trust Procedures”).  The Trust shall cause all service providers to the Trust to furnish information to the Adviser and to assist the Adviser as may be reasonably required and shall ensure that the Adviser has reasonable access to all relevant records and documents maintained by the Trust or any service provider to the Trust.

(b) Independent Contractor.  The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of a Fund.

(c) The Adviser’s Representations.  The Adviser represents, warrants and agrees that:

(i) It has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

(ii) It is registered as an investment adviser under the Advisers Act and will continue to be so registered during the term of this Agreement;

     (iii) It has adopted and implemented a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”) and, if it has not already done so, will provide the Trust with a copy of such Code of Ethics and any amendments thereto;

(iv) It has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Adviser, its employees, officers, and agents (“Compliance Procedures”) and, if it has not already done so, will provide the Trust with a copy of the Compliance Procedures and any amendments thereto;

(v) It has delivered to the Trust copies of its Form ADV as most recently filed with the SEC and will provide the Trust with a copy of any future filings of Form ADV or any amendments thereto;

     (vi) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement and will promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to a Fund pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation;

     (vii)       It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Adviser in order to perform its services contemplated by this Agreement; and

     (viii)       This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting  the rights and remedies of creditors and secured parties.

(d) The Trust’s Representations.  The Trust represents, warrants and agrees that:

(i) This Agreement has been duly authorized by appropriate action of the Trust and its shareholders to the extent required under the 1940 Act;

(ii) It has received a copy of Part 2A of the Adviser’s Form ADV as is currently in effect as of the date of this Agreement, to the extent the Adviser is required to file Part 2A; and

(iii) This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the Trust, enforceable against the Trust in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

(e) Plenary authority of the Board of Trustees.  The Adviser acknowledges that each Fund is a mutual fund that operates as a series of the Trust under the supervision and direction of the Board.

2.	PROVISION OF INVESTMENT ADVISORY SERVICES

Subject to the delegation of any of the following duties to one or more persons permitted by Section 19 of this Agreement, the Adviser shall render the following services to the Trust:

(a) The Adviser shall assume all investment duties and have full discretionary power and authority with respect to investment of the assets of each Fund.  Without limiting the generality of the foregoing, the Adviser shall, with respect to the assets of each Fund:  (i) obtain and evaluate such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties hereunder; (ii) continuously invest the assets in a manner consistent with the Organic Documents, Prospectuses, other written guidelines or restrictions, as may be amended from time to time, agreed upon in writing by the Trust and the Adviser which guidelines and restrictions shall not be inconsistent with the Prospectuses (“Written Guidelines”), and the Trust Procedures, as may be provided to the Adviser consistent with Section 1(a)(i) of this Agreement; (iii) determine the securities to be purchased, sold or otherwise disposed of and the timing of  such purchases, sales and dispositions; (iv) vote all proxies for securities  and exercise all other voting rights with respect to such securities in accordance with the Adviser’s written proxy voting policies and procedures; (v) maintain the books and records required to be maintained by the Fund under the 1940 Act with respect to portfolio transactions affected pursuant to this Agreement; (vi) promptly issue settlement instructions to custodians designated by the Trust; (vii) evaluate the credit worthiness of securities dealers, banks and other entities with which the Fund may engage in repurchase agreements and monitor the status of such agreements; and (viii) take such further action, including the placing of purchase and sale orders and the selection of broker-dealers to execute such orders on behalf of the Fund, as the Adviser shall deem necessary or appropriate, in its sole discretion, to carry out its duties under this Agreement.

(b) The Adviser shall also furnish to or place at the disposal of the Trust such information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties, as the Trust may, from time to time, reasonably request.

(c) The Adviser agrees, that in performing its duties hereunder, it will comply, in all material respects, with (i) the 1940 Act, the Advisers Act and all rules and regulations promulgated thereunder; (ii) all other federal and state laws and regulations applicable to the Adviser; (iii) applicable provisions of the Internal Revenue Code of 1986, as amended; and (iv) the provisions of the Organic Documents.

(d) The Adviser shall keep accurate and detailed records concerning its services under this Agreement and all such records shall be open to inspection at all reasonable times by the Trust and any appropriate regulatory authorities.  The Adviser shall provide to the Trust copies of any and all documentation relating to each Fund’s transactions upon reasonable request.  The Adviser agrees that all records which it maintains for each Fund are the property of the Fund and it further agrees to surrender promptly to the Fund copies of any such records upon the Fund’s request, provided that the Adviser shall be entitled to keep copies of any such records.

(e) At the request of the Trust from time to time, the Adviser shall provide pricing and valuation information with respect to particular securities it has purchased for each Fund if the Trust has determined that such pricing and valuation information is not otherwise reasonably available to it through standard pricing services.  In the event that the Adviser believes a valuation provided by a pricing service for a security it has purchased for a Fund is materially inaccurate, the Adviser agrees to promptly notify the Trust.

(f) From time to time at the request of the Trust, the Adviser will (i) meet, either in person or via teleconference, with such other persons as the Trust may designate, including the Board, on reasonable notice and at reasonable times and locations, to discuss general economic conditions, performance, investment strategy and other matters relating to each Fund; and/or (ii) provide written materials to the Trust , including the Board, on reasonable notice, discussing general economic conditions, performance, investment strategy and other matters relating to each Fund.

(g) The Adviser shall be responsible for filing any required reports on its behalf with the SEC pursuant to Section 13(f) of the Securities Exchange Act of 1934 (the “1934 Act”) and the rules and regulations thereunder.

(h) To the extent reasonably requested by the Trust, the Adviser will use its best efforts to assist the Trust in connection with the Trust’s compliance with the Federal securities laws, as such term is defined in Rule 38a-1 under the 1940 Act, (“Federal Securities Laws”), including, without limitation, providing the Chief Compliance Officer of the Trust with: (i) Compliance Procedures, as may be amended from time to time (including prompt notice of any material changes thereto); (ii) a summary of the Compliance Procedures in connection with the annual review thereof by the Trust; (iii) upon request, a certificate of the chief compliance officer of the Adviser to the effect that the policies and procedures of the Adviser are reasonably designed to prevent violation of the Federal Securities Laws; (iv) direct access to the Adviser’s chief compliance officer, as reasonably requested by the Chief Compliance Officer of the Trust; (v) a completed quarterly informational questionnaire regarding the Adviser’s compliance program; and (vi) quarterly certifications indicating whether there were Material Compliance Matters (as that term is defined by Rule 38a-1) that arose under the compliance policies and procedures of the Trust and/or Compliance Procedures in such detail as may be reasonably requested by the Chief Compliance Officer of the Trust.

(i) Except as permitted by the Trust Procedures, the Adviser will not disclose but shall treat confidentially all information in respect of the investments of each Fund, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Fund, and any and all trades of portfolio securities or other transactions effected for the Fund (including past, pending and proposed trades).

(j) The Trust or its agent will provide timely information to the Adviser regarding such matters as inflows to and outflows from each Fund and the cash requirements of, and cash available for investment in each Fund.  The Trust or each Fund’s custodian (the “Custodian”) will timely provide the Adviser with copies of monthly accounting statements for each Fund, and such other information as may be reasonably necessary or appropriate in order for the Adviser to perform its responsibilities hereunder.

(k) The Adviser shall not consult with any other investment adviser (other than affiliated persons of the Adviser) of any other series of the Trust concerning portfolio transactions for a Fund or any other series of the Trust.

(l) The Adviser shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board in connection with the approval of this Agreement pursuant to Section 7 of this Agreement.

3.	BROKERAGE

The Adviser is responsible for decisions to buy and sell securities for each Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct an order to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Trust’s Chief Compliance Officer.  The Adviser’s primary consideration in effecting a securities transaction will be to seek best execution.  In selecting broker-dealers to execute transactions, the Adviser may take the following, among other things, into consideration:  the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of a Fund on a continuing basis.  The execution price of a transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

Subject to such policies as the Board may determine and consistent with Section 28(e) of the 1934 Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to a Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion.  Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of a Fund to such brokers or dealers who also provide research or statistical material, or other services to the Trust, the Adviser or any affiliated person of either.  Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution.  In such event, the allocation of the securities so purchased or sold, as well as the expense incurred in the transaction, will be made by the Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to a Fund and to such other clients.

The Trust authorizes and empowers the Adviser to open and maintain trading accounts in the name of a Fund and to execute for the Fund as its agent and attorney-in-fact standard institutional customer agreements with such broker or brokers as the Adviser shall select as provided herein.  The Adviser shall cause all securities and other property purchased or sold for a Fund to be settled at the place of business of the Custodian or as the Custodian shall direct.  All securities and other property of a Fund shall remain in the direct or indirect custody of the Custodian except as otherwise authorized by the Board.

The Adviser further shall have the authority to instruct the Custodian to pay cash for securities and other property delivered to the Custodian for a Fund and deliver securities and other property against payment for the Fund, and such other authority granted by the Trust from time to time.  The Adviser shall not have authority to cause the Custodian to deliver securities and other property or pay cash to the Adviser except as expressly provided herein.

4.	ALLOCATION OF EXPENSES

(a) With respect to the operation of a Fund, the Adviser shall be responsible for (i) the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary to perform its obligations hereunder; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the 1940 Act (each, a “12b-1 Plan”); (iv) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of, and requested by, the Adviser; and (v) any costs of liquidating or reorganizing the Fund if the liquidation or reorganization is made at the request of the Adviser (unless such cost is otherwise allocated by the Board). If the Adviser has agreed to limit the operating expenses of a Fund, the Adviser also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

(b) A Fund is responsible for and has assumed the obligation for payment of its expenses, other than as stated in Section 4(a) above, including but not limited to: fees and expenses (including legal fees) incurred in connection with the issuance, registration (and maintenance of registration) and transfer of its shares; commissions, spreads, fees and other expenses connected with the acquisition, holding, disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on behalf of the Fund; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; all expenses incurred in connection with borrowings; dividend expenses related to short sales; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; its portion of expenditures in connection with meetings of the Board that are properly payable by the Fund; its allocable portion of expenditures in connection with meetings of shareholders as determined by the Board; its allocable portion of salaries and expenses of officers of the Trust other than officers and employees of U.S. Bancorp Fund Services, LLC or any duly appointed successor (the “Administrator”) (except the Trust’s Chief Compliance Officer if determined to be appropriate by the Board); its allocable portion of fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated persons, or interested persons of the Adviser or the Administrator; its allocable portion of the Trust’s insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, Prospectuses of the Fund or other communications for distribution to existing shareholders; its allocable portion of the Trust’s legal, auditing and accounting fees; its allocable portion of the Trust’s trade association dues or educational program expenses determined appropriate by the Board; all expenses of maintaining and servicing shareholder accounts of the Fund maintained with the Trust’s transfer agent, including all charges for transfer, shareholder recordkeeping, distribution disbursing, redemption; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses including litigation, proceedings, claims and indemnification obligations to its directors, officers, service providers and shareholders, except as herein otherwise prescribed.

(c) The Adviser may voluntarily or contractually absorb certain Fund expenses.

(d) To the extent the Adviser incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from such Fund to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e) To the extent that the Adviser pays fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, the Adviser shall report such payments regularly to the Trust on the amounts paid and the relevant financial institutions.

(f) The fee payable to the Adviser under this Agreement with respect to a Fund may be reduced to the extent of any receivable owed by the Adviser  to the Fund (provided that such obligation is not subject to a good faith dispute) or as required under any operating expense limitation agreement applicable to the Fund.

5.	INVESTMENT ADVISORY FEES

(a) For all of the services rendered with respect to a Fund as herein provided, the Trust shall pay to the Adviser a fee at an annual rate based on the Current Net Assets (as defined below) of the Fund as set forth in Schedule A attached hereto and made a part hereof.  Such fee shall be accrued by a Fund daily and shall be payable monthly in arrears, within fifteen business days after the last day of each month.  If fees begin to accrue with respect to a Fund during the middle of a month, all fees for the period from that date to the end of the month shall be prorated according to the proportion that the period bears to the full month.  In the case of termination of this Agreement with respect to a Fund during any month, all fees accrued from the beginning of that month to, but excluding, the date of termination, shall be prorated according to that proportion that the period bears to the full month and shall be paid promptly following such termination.  For purposes of computing the amount of advisory fee accrued for any day, “Current Net Assets” shall mean a Fund’s net assets as of the most recent preceding day for which the Fund’s net assets were computed.

(b) The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(c) Any such reductions made by the Adviser in its management fees and payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Adviser for a period of thirty-six months following the end of the month in which such reduction or payment was accrued, if so requested by the Adviser, if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses in effect both at the time of the reduction and payment and at the time of reimbursement.  Such reimbursement may not be paid prior to a Fund’s payment of current ordinary operating expenses.

(d) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement.  Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

6.	LIABILITY; STANDARD OF CARE

(a) The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of any information with respect to the Adviser, its personnel or a Fund’s strategies providing in writing to the Trust for inclusion in the Fund’s offering materials (including the Prospectus and advertising and sales materials).

(b) The Adviser shall act at all times in the best interests of each Fund and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise.  The Adviser shall not be liable to the Trust, a Fund, or a Fund’s shareholders for any action or inaction of the Adviser relating to any event whatsoever in the absence of bad faith, willful misfeasance or negligence in the performance of or the reckless disregard of the Adviser’s duties or obligations under this Agreement.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, a Fund or any shareholder of the Fund may have under federal securities laws or state laws.

(c) In no event shall the Adviser be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d) The Adviser, its affiliated persons, agents and employees, shall not be liable to the Trust or a Fund for failure to act or any action taken in good faith reliance upon:

(i) The Fund’s directions to the Custodian, or brokers, dealers or others with respect to the making, retention or sale of any investment or reinvestment hereunder; or

(ii) Acts or omissions of the Custodian or a Fund, their respective affiliated persons, agents or employees.

(e) No party to this Agreement shall be liable to another party for consequential damages under any provision of this Agreement.

(f) The Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

(g) Except as otherwise provided in this Agreement, each party to this Agreement (as an “Indemnifying Party”) shall indemnify and hold harmless the other party and the shareholders, members, directors, officers, and employees of the other parties (any such person, an “Indemnified Party”) against any loss, liability, claim, damage, or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage, or expense and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s performance or non-performance of any duties under this Agreement, provided, however, that indemnification shall not be paid hereunder with respect to any matter to the extent to which the loss, liability, claim, damage, or expense was caused by the Indemnified Party’s willful misfeasance, bad faith, or negligence in the performance of duties hereunder or reckless disregard of obligations and duties under this Agreement, and provided further, however, that the Adviser shall only be required to indemnify and hold harmless an Indemnified Party to the extent the loss, liability, claim, damage, or expense of such Indemnified Party was attributable to the Adviser’s willful misfeasance, bad faith, or negligence in the performance of duties hereunder or reckless disregard of the Adviser’s obligations or duties hereunder.

(h) If indemnification is to be sought hereunder, then the Indemnified Party shall promptly notify the Indemnifying Party of the assertion of any claim or the commencement of any action or proceeding in respect thereof and will keep the Indemnifying Party advised with respect to all developments concerning such claim, action or proceeding; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may otherwise have to the Indemnified Party provided such failure shall not affect in a material adverse manner the position of the Indemnifying Party or the Indemnified Party with respect to such claim.  Following such notification, the Indemnifying Party may elect in writing to assume the defense of such action or proceeding and, upon such election, it shall not be liable for any legal costs incurred by the Indemnified Party (other than reasonable costs of investigation previously incurred) in connection therewith, unless (i) the Indemnifying Party has failed to provide counsel reasonably satisfactory to the Indemnified Party in a timely manner or (ii) counsel which has been provided by the Indemnifying Party reasonably determines that its representation of the Indemnified Party would present it with a conflict of interest. Notwithstanding the foregoing, the Indemnified Party shall be entitled to employ separate counsel at its own expense and, in such event, the Indemnified Party may participate in such defense as it deems necessary.  The Indemnified Party shall in no case confess any claim or make any compromise in any case in which the Indemnifying Party may be required to indemnify it except with the Indemnifying Party’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed; notwithstanding this Section 6 hereof, in the event the Indemnified Party has not secured such consent, the Indemnifying Party will have no obligation to indemnify the Indemnified Party.  Upon request and at the Indemnifying Party’s expense, the Indemnified Party shall provide reasonable assistance to the Indemnifying Party so that the Indemnifying Party can defend against such claim, action or proceeding.

(i) The provisions of Sections 6(g) and (h) shall not apply in any action where the Indemnified Party is the party adverse, or one of the parties adverse, to the other party.

7.	TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

(a) This Agreement shall become effective with respect to a Fund immediately upon the latter of approval by a majority of the Trust’s Trustees who are not interested persons (as defined in the 1940 Act) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of a Fund.  The Agreement shall, unless terminated as hereinafter provided, continue in effect for a period of two (2) years from the date of effectiveness with respect to a Fund.  This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for a Fund at least annually by (i) the Board or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act.

(b) This Agreement may be terminated by the Trust on behalf of a Fund at any time without payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Adviser, and by the Adviser upon sixty (60) days’ written notice to the Fund.  In the event of a termination, the Adviser shall cooperate in the orderly transfer of a Fund’s affairs and, at the request of the Board, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

(c) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

8.	SERVICES NOT EXCLUSIVE

The services of the Adviser to a Fund are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby.  It is specifically understood that directors, officers and employees of the Adviser and of its subsidiaries and affiliated persons may continue to engage in providing portfolio management services and advice to other investment advisory clients.  The Trust agrees that Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to a Fund.  Nothing in this Agreement shall be deemed to require Adviser, its principals, affiliated persons, agents or employees to purchase or sell for any Fund any security which it or they may purchase or sell for its or their own account or for the account of any other client.

9.	NO SHORTING; NO BORROWING

The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliated persons thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from a Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit.

10.	AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties and approved by the Trust in the manner set forth in Section 7(a).

11.	CONFIDENTIALITY

(a) “Confidential Information” as used in this agreement shall mean and include all tangible and intangible information and materials being disclosed in connection with this Agreement by one of the Parties (“Disclosing Party”) to the other Party (“Receiving Party”), in any form or medium (and without regard to whether the information is owned by a Party or by a third party), that satisfy at least one of the following criteria:

(i) Information related to the Disclosing Party’s, its affiliated persons’ or its third party licensors or vendors’ trade secrets, customers/shareholders, business plans, strategies, forecasts or forecast assumptions, operations, methods of doing business, records, finances, assets, intellectual property rights, technology, software, systems data or other proprietary or confidential business or technical information;

(ii) Information designated as confidential in writing by the Disclosing Party or information that the Receiving Party should reasonably know to be information that is of a confidential or proprietary nature;

(iii) any information derived from, or developed by reference to or use of, any information described in the preceding clauses (i) and (ii); or

(iv) Shareholder Records (as defined below);

provided, however, that notwithstanding the foregoing, the following shall not be considered Confidential Information: (A) information that is disclosed to the Receiving Party by a third person who has a right to make such disclosure without any obligation of confidentiality; (B) information that is or becomes publicly known without violation of this Agreement by the Receiving Party; or (C) information that is independently developed by the Receiving Party or its employees or affiliated persons without reference to the Disclosing Party’s information.

(b) Except as expressly provided otherwise herein, each Party shall, during the term of this Agreement: (i) use a level of care no less rigorous than that taken to protect its own Confidential Information of a similar nature (but in no event less than a reasonable level of care) to keep confidential, and to prevent any unauthorized disclosure of, any Confidential Information of the other Party, (ii) use such Confidential Information only in connection with this Agreement, (iii) not make any commercial use of such Confidential Information for the benefit of itself or any third party beyond the scope of this Agreement, and (iv) except where required by law, order, or demand of any governmental or regulatory authority or as permitted by this Agreement, not make any such Confidential Information, or parts thereof, available to any third party.  If either Party receives a request or demand from a third party to inspect any documents or other hard or electronic materials containing Confidential Information, the Party receiving such a request or demand will endeavor to notify the other Party and to secure instructions from that Party or an authorized person of that Party.

(c) Each Party shall reproduce the other Party’s Confidential Information only to the extent necessary to permit it to meet its obligations under this Agreement, and shall notify the other Party promptly if the other Party’s Confidential Information is disclosed in violation of the provisions of this Agreement or is otherwise lost or unaccounted for.  Adviser shall have the right, however, to disclose such Confidential Information to its affiliated persons’, respective employees, officers, directors, advisers, attorneys, consultants, vendors and third party service providers who have a need to know such information in connection with Adviser’s performance of its obligations under this Agreement.

(d) The Adviser acknowledges that certain information regarding the Trust’s shareholders made available by the Trust to Adviser or otherwise maintained by Adviser under this Agreement (“Shareholder Information”) may be deemed nonpublic personal information under the Gramm-Leach-Bliley Act, Regulations S-P, and other applicable privacy Laws (collectively, “Privacy Laws”).  Adviser agrees: (i) not to disclose or use such information except as required to carry out its duties under the Agreement or as otherwise permitted by law in the ordinary course of business; (ii) to establish and maintain reasonable physical, electronic and procedural safeguards to protect such information; and (iii) to cooperate with Trust and provide reasonable assistance in ensuring compliance with such Privacy Laws with respect to accountholders to the extent applicable to either or both of the parties.

12.	USE OF ADVISER’S NAME

Adviser hereby consents to the royalty-free use by a Fund of the name Toroso Investments, LLC as part of the Fund’s name or any reasonable derivation thereof (the “Name”) and consents to the royalty-free use of the related Toroso Investments, LLC logo and any such marks or symbols which may arise hereafter (the “Mark”) during the term of this Agreement.  The Trust acknowledges that any rights in or to the Name or the Mark are, and under any and all circumstances shall continue to be, the sole property of the Adviser.  The Adviser shall have the right to resolve any concerns regarding copyright, trademark or patent infringement with respect to a Fund’s use of the Name or the Mark as the Adviser shall so determine.

It is understood and hereby agreed that the name “Managed Portfolio Series” or “MPS” is the property of the Trust for copyrights and all other purposes.  The Adviser undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to a Fund, the Adviser shall promptly take all necessary and appropriate action to discontinue the use of the Trust’s name and will further refrain from using the Trust’s name; provided, however, that the Adviser may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Trust in writing prior to such use.

It is additionally understood and hereby agreed that the name of each Fund set forth in Schedule A or any reasonable derivation of the same, is the property of the Adviser for copyright and all other purposes.  The Name and the Mark may be used from time to time in other connections and for other purposes by the Adviser, and its affiliated persons and including with respect to other investment companies that have obtained consent to use of the Name or the Mark.  The Trust understands and agrees that, in the event that the Adviser shall cease to act as investment adviser to a Fund, the Trust shall promptly take all necessary and appropriate action to discontinue use of the Name and the Mark and will further refrain from using the Name and the Mark; provided, however, that the Trust may continue to use the Name and the Mark for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Adviser in writing prior to such use.

13.	ANTI-MONEY LAUNDERING COMPLIANCE

The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy.  The Adviser agrees to cooperate with the Trust in connection with the Trust’s compliance with the Trust’s Anti-Money Laundering Policy and the AML Laws by providing the Trust and/or each Fund’s administrator such reports, certifications and contractual assurances as may be reasonably requested upon reasonable notice by the Trust in order for the Trust and each Fund’s administrator to fulfill its obligations under the AML Laws provided that nothing herein shall impose any obligation on the Adviser to provide any reports, certifications or assurances with respect to the beneficial owners of the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

14.	CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and each Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its commercially reasonable efforts to assist the Trust and each Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures.  The Adviser agrees to inform the Trust of any material development related to the services it provides to a Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

15.	NOTIFICATION

The Adviser agrees that it will provide prompt notice to the Trust about material changes in the employment status of key investment management personnel involved in the management of a Fund, material changes in the investment process used to manage the Fund and any changes in senior management, operations or ownership of the Adviser.

16.	NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by U.S. mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

ADVISER:	Toroso Investment, LLC 898 North Broadway, Suite 2 Massapequa, New York 11758

FUND:	Managed Portfolio Series on behalf of the Funds 777 East Wisconsin Avenue, 10th Floor Milwaukee, WI 53202 Attn: Thomas A. Bausch, Esq.

17.	GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.

18.	ASSIGNMENT

This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

19.	SUB-ADVISERS

At its own expense, the Adviser may carry out any of its obligations to the Trust and a Fund under this Agreement by employing, subject to the direction and control of the Board, one or more persons who are registered as investment advisers pursuant to the Advisers Act (“Sub-Adviser”).  Each Sub-Adviser’s employment to provide investment advisory services to a Fund will be evidenced by a separate written agreement between the Adviser and the Sub-Adviser approved by the Board and, if required by applicable law, by the shareholders of the Fund.  The Adviser shall supervise and monitor the activities of each Sub-Adviser.  The Adviser shall not be liable hereunder for any act or inaction of any Sub-Adviser except for the Sub-Adviser’s bad faith, willful misfeasance or negligence in the performance of or the reckless disregard of the Sub-Adviser’s duties or obligations under its sub-advisory agreement with the Adviser.  In addition, the Adviser shall be liable: (1) for its failure to exercise good faith in the employment of the Sub-Adviser; (2) for the Adviser’s failure to exercise appropriate supervision of the Sub-Adviser; and (3) as may be agreed by the Trust and the Adviser in writing.

20.	LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees and officers of the Trust and the shareholders of a Fund shall not be personally liable for any obligations of the Trust or of any Fund under this Agreement, and the Adviser agrees that in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Fund to which the Adviser’s rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of any Fund.

21.	MISCELLANEOUS

(a) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

(b) This Agreement may be executed by the parties hereto on a number of counterparts taken together shall be deemed to constitute one and the same instrument.

(c) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term, or provision held to be illegal or invalid.

(d) The term “affiliated person” shall have the meaning ascribed thereto by the 1940 Act.

(e) Sections 2(d), 2(h), 2(i), 6, 11, 12, 13, 14, 17 and 20, 21 shall survive termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

MANAGED PORTFOLIO SERIES on behalf of the series listed on Schedule A By: _______________________________ Name: Title:

TOROSO INVESTMENTS, LLC By: _______________________________ Name: Title:

SCHEDULE A

FUNDS AND FEES

Series of Managed Portfolio Series	Annual Fee Rate as % of Current Net Assets

ATAC Inflation Rotation Fund	First $500 million	1.25%
	Next $250 million	1.15%
	Next $250 million	1.05%
	Over $1 billion	0.95%

ROTATION MUTUAL FUNDS
Managed by Pension Partners

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

BOXES FOR TYPESETTING PURPOSES ONLY

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial (888) 227-9349 toll-free to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free (800) 949-2583 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 1234567891012

ATAC ROTATION FUND

A SERIES OF THE MANAGED PORTFOLIO SERIES

The undersigned, revoking prior proxies, hereby appoints Brian Wiedmeyer and Benjamin Eirich, as proxy of the undersigned, to vote all the shares of the ATAC Rotation Fund (the "Fund"), a series of Managed Portfolio Series (the "Trust"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 777 E. Wisconsin Avenue, 5th Floor, Wisconsin 53202 at 1:00 pm Central Time (the "Meeting"), and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as indicated herein, and in their discretion upon any other business that may properly come before the Meeting and any and all adjournments thereof. The undersigned acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free **(800) 949-2583**. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 20, 2020.**
The Proxy Statement is available at:

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

ATAC ROTATION FUND

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust's Board of Trustees. When properly executed, this proxy will be voted as indicated or, if no contrary direction is given when the duly executed proxy is returned, this proxy will be voted "FOR" the proposal.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement between Toroso Investments, LLC and the Trust, on behalf of the Fund.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]